                                    EXHIBIT 1

                                    AGREEMENT

     The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: May 21, 1999                   EOS PARTNERS, L.P.

                                     By: /s/ BRIAN D. YOUNG
                                        ----------------------------------------
                                             Name:  Brian D. Young
                                                  ------------------------------
                                             Title: Chairman
                                                   -----------------------------



Date: May 21, 1999                   EOS PARTNERS SBIC, L.P.
                                     By: Eos SBIC General, L.P., its general
                                         partner
                                     By: Eos SBIC, Inc., its general partner

                                     By: /s/ BRIAN D. YOUNG
                                        ----------------------------------------
                                             Name:  Brian D. Young
                                                  ------------------------------
                                             Title: Chairman
                                                   -----------------------------



Date: May 21, 1999                   EOS PARTNERS SBIC II, L.P.
                                     By: Eos SBIC General II, L.P., its general
                                     partner
                                     By: Eos SBIC II, Inc., its general partner


                                     By: /s/ BRIAN D. YOUNG
                                        ----------------------------------------
                                             Name:  Brian D. Young
                                                  ------------------------------
                                             Title: Chairman
                                                   -----------------------------



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